SHARE-BASED COMPENSATION - Inputs to the Model Used for PSUs Granted (Details) - PSUs - EUR (€)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of Input of Model Used for Performance-Based RSU [Line Items]
Fair value at grant date (in euros) (in EUR per share)	€ 10.44	€ 15.31
Share price at grant date (in euros)	€ 7.1	€ 10.27
Dividend yield	0.00%	0.00%
Expected volatility	52.00%	75.00%
Risk-free interest rate (US government bond yield)	2.29%	2.60%